EX-99 d(2)(c)

AMENDMENT NO. [__]
TO
AMENDED AND RESTATED MASTER INTERGROUP SUB-ADVISORY CONTRACT
FOR MUTUAL FUNDS

This Amendment effective as of [March 1, 2023], amends the Amended and Restated Master Intergroup Sub-Advisory Contract (the "Contract"), dated July 1, 2020, among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers"), as follows:

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Contract to add Invesco SMA High Yield Bond Fund;
NOW, THEREFORE, the parties agree as follows;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

"EXHIBIT A

Funds
Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco Government Money Market Fund
Invesco High Yield Bond Factor Fund
Invesco High Yield Fund
Invesco Intermediate Bond Factor Fund
Invesco Income Fund
Invesco Real Estate Fund
Invesco Short Duration Inflation Protected Fund
Invesco Short Term Bond Fund
Invesco SMA High Yield Bond Fund
Invesco U.S. Government Money Portfolio”

2.	All other terms and provisions of the Contract not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By:

	Name:	Jeffrey H. Kupor

	Title:	Senior Vice President & Secretary

INVESCO CANADA LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO HONG KONG LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser

By:

Name:

Title: